UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2024

DANIMER SCIENTIFIC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39280	84-1924518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Industrial Boulevard
Bainbridge, Georgia		39817
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 229 243-7075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	DNMR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 30, 2024, the New York Stock Exchange (“NYSE”) notified Danimer Scientific Inc. (“Danimer” or the “Company”) that it has determined to commence proceedings to delist the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), as a result of the Company’s non-compliance with Rule 802.01B of the NYSE Listed Company Manual that requires listing companies to maintain an average global market capitalization of at least $15 million over a period of 30 consecutive trading days. Trading in the Common Stock on the NYSE was suspended after market close on December 30, 2024. The Company is currently assessing whether to appeal the NYSE’s delisting determination. If the Company does not appeal, or unsuccessfully appeals, such determination, the Company expects the NYSE will file a Form 25 with the Securities and Exchange (the “SEC”), which would result in the delisting of the Company’s Class A Common Stock from the NYSE on the tenth day after the Form 25 is filed.

As a result of the suspension in trading and delisting process pending any appeal, the Company anticipates that the Common Stock will begin trading on the OTCQX Market (the “OTCQX Market”), the highest market tier operated by the OTC Market Group, Inc. on December 31, 2024 under its current symbol "DNMR".

The Company can provide no assurance that the Common Stock will continue to trade on this market, whether broker-dealers will continue to provide public quotes of the Common Stock on this market, or whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market for existing and potential holders of the Common Stock.

The transition to the OTCQX Market is not expected to affect the Company’s business operations or its current SEC reporting obligations.

Item 7.01. Regulation FD Disclosure.

Press Release

On December 31, 2024, the Company issued a press release in connection with the delisting notice of its Common Stock from the NYSE. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Statements in this Current Report that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the delisting of the Common Stock from the NYSE and trading in the Common Stock on the OTCQX Market, and the impact on the Company’s business operations. Forward-looking statements are based on the Company’s current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict, and significant contingencies, many of which are beyond the Company’s control, that could cause actual results to differ materially and adversely from any of these forward-looking statements. The Company cautions that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this release include, but are not limited to: potential risks associated with trading on the OTCQX Market, including liquidity constraints and limited regulatory oversight, risks related to our indebtedness may restrict our current and future operations, and we may not be able to comply with the covenants in our credit facilities or refinance or amend our credit facilities on favorable terms, or at all; there is substantial doubt regarding our ability to continue as a going concern; and the other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, (the “SEC”) on March 29, 2024, as updated by our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024, filed with the SEC on November 19, 2024 and our other filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Danimer Scientific, Inc

Date:	December 31, 2024	By:	/s/ Stephen A. Martin
Stephen A. Martin Chief Legal Officer and Corporate Secretary